Exhibit 99.5

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-155743 and 333-142900) and Form S-8 (Nos. 333-160264, 333-142417, 333-125250, 333-93269, 333-09821, 333-22313, 33-65269, 33-44314 and Forms S-8 related to Affiliated Computer Services, Inc.’s Equity Incentive Plan, Stock Incentive Plan and Savings Plan to be filed on February 8, 2010) of Xerox Corporation of our report dated August 27, 2009 relating to the financial statements and the effectiveness of internal control over financial reporting of Affiliated Computer Services, Inc., which appears in Affiliated Computer Services, Inc.’s Annual Report on Form 10-K for the year ended June 30, 2009, which is incorporated by reference in this Current Report on Form 8-K of Xerox Corporation.

/s/ PricewaterhouseCoopersLLP

PricewaterhouseCoopers LLP

Dallas, Texas

February 5, 2010